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                                                                  EXHIBIT 10.7





                      AMENDMENT NO. 1 TO CREDIT AGREEMENT
                              (FIVE-YEAR FACILITY)

                                                  DATED AS OF DECEMBER 29, 2003

         UNITED PARCEL SERVICE, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the "Lenders"), Citibank, N.A., as administrative agent (the "Administrative Agent") for the Lenders and Bank of America, N.A. and Bank One, NA, as co-documentation agents (the "Co-Documentation Agents") for the Lenders, hereby agree as follows:

                             PRELIMINARY STATEMENTS

         (1) The Borrower, the Lenders, the Administrative Agent and the Co-Documentation Agents have entered into a Credit Agreement (Five-Year Facility) dated as of April 24, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.

         (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         SECTION 1. Amendments to the Credit Agreement. Effective as of the date of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

         (a) Section 3.02 of the Credit Agreement is hereby amended by deleting the phrase "and in subsection (h) thereof" appearing in the parenthetical to subsection (a) thereof and substituting the phrase ", subsection (h) thereof and subsection (i) thereof" therefor.

         (b) Section 3.03 of the Credit Agreement is hereby amended by deleting the phrase "and in subsection (h) thereof" appearing in the parenthetical to subsection (c) (i) thereof and substituting the phrase ", subsection (h) thereof and subsection (i) thereof" therefor.

         (c) Section 6.01 of the Credit Agreement is hereby amended by deleting subsection (i) thereof in its entirety and substituting the phrase "Intentionally Omitted" therefor.

         SECTION 2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date first written above when and only if the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each Guarantor and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

         SECTION 3. Affirmation of Guaranty. Each of the Guarantors hereby consents to the execution and delivery of this Amendment and ratifies and confirms its obligations under the Guaranty dated April 24, 2003, which obligations shall remain in full force and effect notwithstanding the effectiveness of this Amendment. Each of the Guarantors further agrees that all references to "the Borrower" in the above referenced Guaranty shall be deemed to be references to the Borrower hereunder.


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                                       2

         SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto) in accordance with the terms of
Section 8.04 of the Credit Agreement.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an original executed counterpart of such signature page.

         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               [Remainder of this Page Intentionally Left Blank]





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                               UNITED PARCEL SERVICE, INC.,
                                  as Borrower


                               By /s/ THOMAS DELBROOK
                                  ----------------------------------------------
                               Name:  Thomas Delbrook
                               Title: Authorized Officer


                               UNITED PARCEL SERVICE, INC.,
                                  a New York corporation, as Guarantor


                               By /s/ THOMAS DELBROOK
                                  ----------------------------------------------
                               Name:  Thomas Delbrook
                               Title: Authorized Officer


                               UNITED PARCEL SERVICE, INC.,
                                  an Ohio corporation, as Guarantor


                               By /s/ THOMAS DELBROOK
                                  ----------------------------------------------
                               Name:  Thomas Delbrook
                               Title: Authorized Officer


                               UNITED PARCEL SERVICE CO.,
                                  a Delaware corporation, as Guarantor


                               By /s/ THOMAS DELBROOK
                                  ----------------------------------------------
                               Name:  Thomas Delbrook
                               Title: Authorized Officer




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                               CITIBANK, N.A.,
                                 as Administrative Agent, Syndication Agent and Lender


                               By /s/ ROBERT A. DANZINGER
                                  ----------------------------------------------
                               Name:  Robert A. Danzinger
                               Title: Vice President







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                               BANK OF AMERICA, N.A.,
                               as Co-Documentation Agent and as Lender


                               By /s/ CHAS MCDONELL
                                  ----------------------------------------------
                               Name:  Chas McDonell
                               Title: Managing Director



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                               BANK ONE, NA,
                               as Co-Documentation Agent and as Lender


                               By /s/ CHRISTOPHER C. CAVAIANI
                                  ----------------------------------------------
                               Name:  Christopher C. Cavaiani
                               Title: Director



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                               ABN AMRO BANK N.V., as Lender


                               By /s/ ANGELA NOIQUE
                                  ----------------------------------------------
                               Name:  Angela Noique
                               Title: Vice President


                               By /s/ TERRANCE J. WARD
                                  ----------------------------------------------
                               Name:  Terrance J. Ward
                               Title: Senior Vice President



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                               JPMORGAN CHASE BANK, as Lender

                               By /s/ MATTHEW H. MASSIE
                                  ----------------------------------------------
                               Name:  Matthew H. Massie
                               Title: Managing Director



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                               BNP PARIBAS, as Lender


                               By /s/ MIKE SHRYOCK
                                  ----------------------------------------------
                               Name:  Mike Shryock
                               Title: Director


                               By /s/ AURORA ABELLA
                                  ----------------------------------------------
                               Name:  Aurora Abella
                               Title: Vice President



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                               Mellon Bank, N.A., as Lender
                               (Type or print legal name of Lender)



                               By /s/ DANIEL J. LENCKOS
                                  ----------------------------------------------
                               Name:  Daniel J. Lenckos
                               Title: First Vice President







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                               Royal Bank of Canada, as Lender





                               By /s/ DANA DRATCH
                                  ----------------------------------------------
                               Name:  Dana Dratch
                               Title: Authorized Signatory


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                               Wells Fargo Bank, National Association, as Lender


                               By /s/ WILLIAM J. DARBY
                                  ----------------------------------------------
                               Name:  William J. Darby
                               Title: Vice President


                               By /s/ ALEX IDICHANDY
                                  ----------------------------------------------
                               Name:  Alex Idichandy
                               Title: Vice President


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                               BARCLAYS BANK PLC, as Lender




                               By /s/ DOUGLAS BERNEGGER
                                  ----------------------------------------------
                               Name:  Douglas Bernegger
                               Title: Director








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                               Dresdner Bank AG, New York and Grand Cayman
                               Branches, as Lender


                               By /s/ DEBORAH CARLSON
                                  ----------------------------------------------
                               Name:  Deborah Carlson
                               Title: Director


                               By /s/ STEPHEN KOVACH
                                  ----------------------------------------------
                               Name:  Stephen Kovach
                               Title: Vice President


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                               Standard Chartered Bank, as Lender
                               (Type or print legal name of Lender)



                               By /s/ ANDREW NG
                                  ----------------------------------------------
                               Name:  Andrew Ng
                               Title: Vice President, Senior Credit
                               Documentation Officer and Middle Office Support


                               By /s/ ANTONY JACOB
                                  ----------------------------------------------
                               Name:  Antony Jacob
                               Title: VP - Risk Management, C&IB, Americas





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                               CREDIT SUISSE FIRST BOSTON, acting through its
                               Cayman Islands Branch      , as Lender



                               By /s/ JAY CHALL
                                  ----------------------------------------------
                               Name:  Jay Chall
                               Title: Director


                               By /s/ KARL STUDER
                                  ----------------------------------------------
                               Name:  Karl Studer
                               Title: Director

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                               Merrill Lynch Bank USA, as Lender


                               By /s/ LOUIS ALDER
                                  ----------------------------------------------
                               Name:  Louis Alder
                               Title: Vice President




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                               UBS AG, Cayman Islands Branch,
                                 as Lender


                               By /s/ PATRICIA O'KICKI
                                  ----------------------------------------------
                               Name:  Patricia O'Kicki
                               Title: Director


                               By /s/ WILFRED V. SAINT
                                  ----------------------------------------------
                               Name:  Wilfred V. Saint
                               Title: Associate Director
                               Banking Products
                               Services, US